CERTIFICATION
                                 -------------

I, Robert A. Crowley, certify that:

1. I have reviewed this report on Form N-SAR, including exhibits, of The Crowley Portfolio Group, Inc.

2. Based on my knowledge, this report, including exhibits, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, including exhibits, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) and (d) under the Investment Company Act) for the registrant and have:


          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal controls and procedures for financial reporting, or caused such internal controls and procedures for financial reporting to be designed under our supervision, to provide reasonalbe assurances that the registrant's financial statements are fairly presented in conformity with generally accepted accounting principles;

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and procedures as of the end of the period covered by this this report (the "Evaluation Date");

          (d) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

          (e) Disclosed to the registrant's auditors and the sudit committee of the board of directors (or persons fulfilling the equivalent function);

          (i) All significant deficiencies and material weakness in the design or operation of internal controls and procedures for financial reporting which could adversely affect the registrant's ability to record, process, summarize, and report financial information required to be disclosed by the registrant in the reports that it files or submits under the Securities Exchange Act of 1934 and the Invsetment Company Act of 1940, within the time periods specified in the U.S. Securities and Exchange Commission's rules and forms; and

          (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls and procedures for financial reporting; and

          (f) Indicated in this report any significant changes in the registrant's internal controls and procedures for financial reporting or in other factors that could significantly affect internal controls and procedures for financial reporting made during the period covered by this report, including any actions taken to correct significant deficiencies and material weaknesses in the registrant's internal controls and procedures for financial reporting.



Date: January 24, 2003                                     /s/ Robert A. Crowley
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                                                               Robert A. Crowley
                                                                       President